                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 15, 2000
                                 Date of Report
                       (Date of Earliest Event Reported)


                      Commission File No.  2-97869-D
                                           ---------

                              CRAFTCLICK.COM, INC.
                              --------------------
               (Name of Small Business Issuer in its Charter)

           Utah                 2-97869-D             87-0419571
     (State or other     (Commission File No.)   (IRS Employer I.D. No.)
     Jurisdiction)

                            432 Culver Blvd.
                    Playa Del Rey, California 90293
                    --------------------------------
                  (Address of Principal Executive Offices)

                 Issuer's Telephone Number:  (310) 827-3500

     Item 2.  Acquisition or Disposition of Assets.

               (i) On February 15, 2000, CraftClick.com, Inc. (the "Registrant" or "CraftClick") entered into an Asset Purchase Agreement (the "Stamparoo Agreement") with Stamparoo.com, Inc., a Massachusetts corporation ("Stamparoo"), and Ruthann and Daniel Richards (the "Richards"), whereby CraftClick issued 100,000 shares of "restricted securities" (common stock) to the Richards in consideration of the exchange of 100% of the outstanding voting securities of Stamparoo. Stamparoo became a wholly-owned subsidiary of CraftClick on the closing of the Stamparoo Agreement. A copy of the Stamparoo Agreement, with exhibits, is attached hereto and incorporated herein by reference. See
     Item 7.

               Based in Andover, Massachusetts, Stamparoo.com provides rubber stamp aficionados with an online source of stamps and supplies, including a category-specific catalog of rubber stamps that users can view online. Stamparoo is located on the Web at www.stamparoo.com.

               (ii) Also, on February 17, 2000, CraftClick completed an Asset Purchase Agreement (the "TopCraftSites Agreement") with Gil Bresnick, a sole proprietor operating a web site under the name of TopCraftSites.com ("TopCraftSites"). CraftClick issued 112,500 shares of "restricted securities" (common stock) to Gil Bresnick in consideration of the exchange of 100% of the assets and liabilities listed in Exhibit A to
     the TopCraftSites Agreement.   A copy of the TopCraftSites Agreement,
     with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

               TopCraftSites is a leading resource for locating Arts & Crafts sites on the Internet. There are currently over 1,200 active crafts sites registered with TopCraftSites, vying for the top rankings. The site ranks craft sites based on user traffic. A craft site owner merely needs to sign up online with TopCraftSites and place a banner or link on their site which links to TopCraftSites.com. Each individual user who clicks on the banner or link is counted by TopCraftSites.com. The greater the number of click-throughs, the higher the sites ranking in the list on the top 100. Also, if a user of TopCraftSites.com clicks on a site name on the Top 100 list while at TopCraftSites.com, this traffic is counted as well. When a site reaches the top ten, it is given more prominent placement. If a site makes it to the top five, its advertising banner is also displayed.

               (iii) On February 17, 2000, CraftClick entered into an Asset Purchase Agreement (the "Digital Agreement") with Digital Focus, Inc., a Florida corporation ("Digital"), whereby CraftClick issued 112,500 shares of "restricted securities" (common stock) to Digital in consideration of the exchange of 100% of the assets and liabilities
     listed in Exhibit A to the Digital Agreement.   A copy of the Digital
     Agreement, with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

               The Crafters Network has over 15,000 members, and provides users with chat rooms, message boards, live chat and a free project database. The Crafters Network also hosts the International Craft Fair, which provides free "virtual booths" on the Internet, enabling craft business owners to advertise their products and services within an extensive, category-specific menu. Members of the International Craft Fair can choose up to five categories in the searchable menu to set up their virtual booths. Additionally, for $5.00 per month, a member is entitled to receive premium placement within each category of their choice, as well as their own Crafters Network-hosted web page.

               (iv) On February 20, 2000, CraftClick.com, Inc. entered into an Asset Purchase Agreement (the "Chase Agreement") with Renee Chase ("Chase"), whereby CraftClick issued 25,000 shares of "restricted securities" (common stock) to Chase in consideration of the exchange of 100% of the assets and liabilities listed in Exhibit A to the Chase
     Agreement.   A copy of the Chase Agreement, with exhibits, is attached
     hereto and incorporated herein by reference.  See Item 7.

               Crafter.com has been a favorite meeting place for online crafters since 1995. It has a very diverse membership base, that ranges from beginners to craft veterans, and from amateurs to the professional crafter. The site also offers chat rooms and bulletin boards that allow crafters to interact with each other and other ideas.


     Item 7.  Financial Statements and Exhibits.

               (a) Financial Statements of Business Acquired.

               Audited financial statements of Stamparoo, and to the extent required, those of Gil Bresnick, Digital, and Chase, are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about April 30, 2000.

               (b) Pro Forma Financial Information.

               Pro Forma financial statements, taking into account the completion of the Stamparoo, and to the extent required, those of Gil Bresnick, Digital, and Chase, are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about April 30, 2000.

           (c) Exhibits.

                 10.1        Asset Purchase Agreement
                                  Exhibit A-Investment Letter.
                                  Exhibit B-Consent of Directors of
                                            Stamparoo.com, Inc.

                 10.2        Asset Purchase Agreement
                                  Exhibit A-Seller's Assets and Liabilities
                                  Exhibit B-Independent Contractor Agreement
                                  Exhibit C-Investment Letter

                 10.3        Asset Purchase Agreement
                                  Exhibit A-Seller's Assets and Liabilities
                                  Exhibit B-Independent Contractor Agreement
                                  Exhibit C-Investment Letter

                 10.4        Asset Purchase Agreement
                                  Exhibit A-Seller's Assets and Liabilities
                                  Exhibit B-Investment Letter
                                  Exhibit D-Employment Agreement

               99.1      Press Release dated February 17, 2000

               99.2      Press Release dated February 23, 2000

               99.3      Press Release dated February 24, 2000

                                     SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CRAFTCLICK.COM, INC.

     Date: 3/1/2000                             By /s/Sandip Seth
                                                  Sandip Seth, Director
                                                  and President